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                                                                    EXHIBIT 20.2

                                                                       EXHIBIT C

          FORM OF MONTHLY SERIES 1996-2 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-2

                         FIRST UNION DIRECT BANK, N.A.

                      ------------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                      ------------------------------------


        The information which is required to be prepared with respect to the distribution date of November 20, 1997 and with respect to the performance of the Trust during the related Monthly Period.

        Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.      Information Regarding the Current Monthly Distribution (Stated on the
        ---------------------------------------------------------------------
        basis of $1,000 Original Certificate Principal Amount)
        ------------------------------------------------------

        1     The amount of the current monthly distribution in
              respect of Class A Monthly Principal.............................                0.00
                                                                               --------------------

        2     The amount of the current monthly distribution in
              respect of Class B Monthly Principal.............................                0.00
                                                                               --------------------

        3     The amount of the current monthly distribution in
              respect of Collateral Monthly Principal..........................                0.00
                                                                               --------------------

        4     The amount of the current monthly distribution in
              respect of Class A Monthly Interest..............................        1,481,541.67
                                                                               --------------------

        5     The amount of the current monthly distribution in
              respect of Class A Deficiency Amounts............................                0.00
                                                                               --------------------

        6     The amount of the current monthly distribution in
              respect of Class A Additional Interest...........................                0.00
                                                                               --------------------

        7     The amount of the current monthly distribution in
              respect of Class B Monthly Interest..............................          123,967.53
                                                                               --------------------

        8     The amount of the current monthly distribution in
              respect of Class B Deficiency Amounts............................                0.00
                                                                               --------------------

        9     The amount of the current monthly distribution in
              respect of Class B Additional Interest...........................                0.00
                                                                               --------------------


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
        10    The amount of the current monthly distribution in
              respect of Collateral Monthly Interest...........................          167,750.60
                                                                               --------------------

        11    The amount of the current monthly distribution in
              respect of any accrued and unpaid Collateral
              Monthly Interest.................................................                0.00
                                                                               --------------------

B.      Information Regarding the Performance of the Trust
        --------------------------------------------------

        1    Collection of Principal Receivables
             -----------------------------------

             (a) The aggregate amount of Principal Collections
                 processed during the related Monthly Period
                 which were allocated in respect of the
                 Class A Certificates..........................................       28,083,484.57
                                                                               --------------------

             (b) The aggregate amount of Principal Collections
                 processed during the related Monthly Period
                 which were allocated in respect of the
                 Class B Certificates..........................................        2,297,790.71
                                                                               --------------------

             (c) The aggregate amount of Principal Collections
                 processed during the related Monthly Period
                 which were allocated in respect of the
                 Collateral Interest...........................................        3,659,369.31
                                                                               --------------------

        2    Principal Receivables in the Trust
             ----------------------------------

             (a) The aggregate amount of Principal
                 Receivables in the Trust as of the end of the
                 day on the last day of the related Monthly
                 Period (ending Principal balance).............................    3,164,194,314.87
                                                                               --------------------

             (b) The amount of Principal Receivables in the
                 Trust represented by the Investor Interest of
                 Series 1996-2 as of the end of the day on the
                 last day of the related Monthly Period........................      363,636,975.00
                                                                               --------------------

             (c) The amount of Principal Receivables in the
                 Trust represented by the Series 1996-2
                 Adjusted Investor Interest as of the end of the
                 day on the last day of the related Monthly
                 Period........................................................      363,636,975.00
                                                                               --------------------

             (d) The amount of Principal Receivables in the
                 Trust represented by the Class A Investor
                 Interest as of the end of the day on the last
                 day of the related Monthly Period.............................      300,000,000.00
                                                                               --------------------



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
             (e) The amount of Principal Receivables in the
                 Trust represented by the Class A Adjusted
                 Investor Interest as of the end of day on the
                 last day of the related Monthly Period........................      300,000,000.00
                                                                               --------------------

             (f) The amount of Principal Receivables in the
                 Trust represented by the Class B Investor
                 Interest as of the end of the day on the last
                 day of the related Monthly Period.............................       24,546,000.00
                                                                               --------------------

             (g) The amount of Principal Receivables in the
                 Trust represented by the Collateral Interest as
                 of the end of the day on the last day of the
                 related Monthly Period........................................       39,090,975.00
                                                                               --------------------

             (h) The Floating Investor Percentage with respect
                 to the related Monthly Period.................................              11.20%
                                                                               --------------------

             (i) The Class A Floating Allocation with respect
                 to the related Monthly Period.................................               9.24%
                                                                               --------------------

             (j) The Class B Floating Allocation with respect
                 to the related Monthly Period.................................               0.76%
                                                                               --------------------

             (k) The Collateral Floating Allocation with respect
                 to the related Monthly Period.................................               1.20%
                                                                               --------------------

             (l) The Fixed Investor Percentage with respect to
                 the related Monthly Period....................................            N/A
                                                                               --------------------

             (m) The Class A Fixed Allocation with respect to
                 the related Monthly Period....................................            N/A
                                                                               --------------------

             (n) The Class B Fixed Allocation with respect to
                 the related Monthly Period....................................            N/A
                                                                               --------------------

             (o) The Collateral Fixed Allocation with respect to
                 the related Monthly Period....................................            N/A
                                                                               --------------------



        3    Rebate Accounts
             ---------------

             The aggregate amount of                      Aggregate              Percentage of
             Receivables arising in                        Account                Total Trust
             Rebate Accounts with respect                  Balance                Receivables
             to the related Monthly Account                -------                -----------
             Receivables                                115,189,636.39                 3.52%
                                                      ---------------------------------------------

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        4    Delinquent Balances
             -------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                    Aggregate         Percentage of
                                                                     Account              Total
                                                                     Balance           Receivables
                                                                     -------           -----------
             (a)  35 - 64 days:......................              65,714,006.10           2.01%
                                                               -------------------------------------
             (b)  65 - 94 days:......................              42,735,081.10           1.31%
                                                               -------------------------------------
             (c)  95 - 124 days:.....................              28,612,339.58           0.88%
                                                               -------------------------------------
             (d)  125 - 154 days:....................              17,842,894.19           0.55%
                                                               -------------------------------------
             (e)  155 - or more days:................              22,942,720.30           0.70%
                                                               -------------------------------------
                                 Total                            177,847,041.27           5.44%
                                                               -------------------------------------

        5    Investor Default Amount
             -----------------------

             (a) The Aggregate Investor Default Amount for
                 the related Monthly Period....................................        2,171,832.88
                                                                               --------------------

             (b) The Class A Investor Default Amount for
                 the related Monthly Period....................................        1,791,759.11
                                                                               --------------------

             (c) The Class B Investor Default Amount for
                 the related Monthly Period....................................          146,601.73
                                                                               --------------------

             (d) The Collateral Default Amount for
                 the related Monthly Period....................................          233,472.04
                                                                               --------------------

        6    Investor Charge Offs
             --------------------

             (a) The aggregate amount of Class A Investor
                 Charge Offs for the related Monthly Period....................                0.00
                                                                               --------------------

             (b) The aggregate amount of Class A Investor
                 Charge Offs set forth in 5(a) above per $1,000
                 of original certificate principal amount......................                0.00
                                                                               --------------------
             (c) The aggregate amount of Class B Investor
                 Charge Offs for the related Monthly Period....................                0.00
                                                                               --------------------

             (d) The aggregate amount of Class B Investor
                 Charge Offs set forth in 5(c) above per $1,000
                 of original certificate principal amount......................                0.00
                                                                               --------------------

             (e) The aggregate amount of Collateral
                 Charge Offs for the related Monthly Period....................                0.00
                                                                               --------------------


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
             (f) The aggregate amount of Collateral Charge-
                 Offs set forth in 5(e) above per $1,000 of
                 original certificate principal amount.........................                0.00
                                                                               --------------------

             (g) The aggregate amount of Class A Investor
                 Charge Offs reimbursed on the Transfer Date
                 immediately preceding this Distribution Date..................                0.00
                                                                               --------------------

             (h) The aggregate amount of Class A Investor
                 Charge Offs set forth in 5(g) above per $1,000
                 original certificate principal amount reimbursed
                 on the Transfer Date immediately preceding
                 this Distribution Date........................................                0.00
                                                                               --------------------

             (i) The aggregate amount of Class B Investor
                 Charge Offs reimbursed on the Transfer
                 Date immediately preceding this Distribution
                 Date..........................................................                0.00
                                                                               --------------------

             (j) The aggregate amount of Class B Investor
                 Charge Offs set forth in 5(i) above per $1,000
                 original certificate principal amount
                 reimbursed on the Transfer Date
                 immediately preceding this Distribution Date..................                0.00
                                                                               --------------------

             (k) The aggregate amount of Collateral Charge
                 Offs reimbursed on the Transfer Date
                 immediately preceding this Distribution Date..................                0.00
                                                                               --------------------

             (l) The aggregate amount of Class B Investor
                 Charge Offs set forth in 5(i) above per $1,000
                 original certificate principal amount
                 reimbursed on the Transfer Date
                 immediately preceding this Distribution Date..................                0.00
                                                                               --------------------

         7   Investor Servicing Fee
             ----------------------

             (a) The amount of the Class A Servicing Fee
                 payable by the Trust to the Servicer for the
                 related Monthly Period........................................          312,500.00
                                                                               --------------------

             (b) The amount of the Class B Servicing Fee
                 payable by the Trust to the Servicer for the
                 related Monthly Period........................................           25,568.75
                                                                               --------------------

             (c) The amount of the Collateral Servicing Fee
                 payable by the Trust to the Servicer for the
                 related Monthly Period........................................           40,719.77
                                                                               --------------------



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
             (d) the amount of Servicer Interchange payable
                 by the Trust to the Servicer for the related
                 Monthly Period................................................          227,273.11
                                                                               --------------------

        8    Reallocations
             -------------

             (a) The amount of Reallocated Collateral
                 Principal Collections with respect to this
                 Distribution Date.............................................                0.00
                                                                               --------------------

             (b) The amount of Reallocated Class B
                 Principal Collections with respect to this
                 Distribution Date.............................................                0.00
                                                                               --------------------

             (c) The Collateral Interest as of the close of
                 business on this Distribution Date............................       39,090,975.00
                                                                               --------------------

             (d) The Class B Investor Interest as of the close of
                 business on this Distribution Date............................       24,546,000.00
                                                                               --------------------

        9    Collection of Finance Charge Receivables
             ----------------------------------------

             (a) The aggregate amount of Collections of
                 Finance Charge Receivables processed
                 during the related Monthly Period which were
                 allocated in respect of the Class A Certificates..............        5,234,882.12
                                                                               --------------------

             (b) The aggregate amount of Collections of
                 Finance Charge Receivables processed
                 during the related Monthly Period which were
                 allocated in respect of the Class B Certificates..............          427,803.71
                                                                               --------------------

             (c) The aggregate amount of Collections of
                 Finance Charge Receivable processed
                 during the related Monthly Period which were
                 allocated in respect of the Collateral Interest...............          681,303.03
                                                                               --------------------

        10   Principal Funding Account
             -------------------------

             (a) The principal amount on deposit in the
                 Principal Funding Account on the related
                 Transfer Date.................................................                0.00
                                                                               --------------------

             (b) The Accumulation Shortfall with respect to
                 the related Monthly Period....................................                0.00
                                                                               --------------------

             (c) The Principal Funding Investment Proceeds
                 deposited in the Finance Charge Account on
                 the related Transfer Date.....................................                0.00
                                                                               --------------------



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
             (d) The amount of all or the portion of the
                 Reserve Draw Amount deposited in the
                 Finance Charge Account on the related
                 Transfer date from the Reserve Account........................            6,286.31
                                                                               --------------------

        11   Reserve Draw Amount                                                           6,286.31
             -------------------                                               --------------------

        12   Available Funds
             ---------------

             (a) The amount of Class A Available Funds on
                 deposit in the Finance Charge Account on
                 the related Transfer Date.....................................        5,234,882.12
                                                                               --------------------

             (b) The amount of Class B Available Funds on
                 deposit in the Finance charge Account on
                 the related Transfer Date.....................................          427,803.71
                                                                               --------------------

             (c) The amount of Collateral Available Funds on
                 deposit in the Finance Charge Account on
                 the related Transfer Date.....................................          681,303.03
                                                                               --------------------

        13   Portfolio Yield
             ---------------

             (a) The Portfolio Yield for the related Monthly
                 Period........................................................              14.52%
                                                                               --------------------

             (b) The Portfolio Adjusted Yield for the related
                 Monthly Period................................................               4.58%
                                                                               --------------------

C.      Floating Rate Determinations
        ----------------------------

        1    LIBOR for the Interest Period ending on this
             Distribution Date.................................................            5.62500%
                                                                               --------------------

        2    Number of days in this interest period............................                  31
                                                                               --------------------

        3    Interest Factor...................................................            0.58517%
                                                                               --------------------

D.      CUSIP Numbers
        -------------

        1     Class A..........................................................           337365AC4
                                                                               --------------------

        2     Class B..........................................................           337365AD2
                                                                               --------------------



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                                       FIRST UNION DIRECT BANK, N.A.
                                       SERVICER


                                       By: /s/ JAMES H. GILBRAITH II
                                       -----------------------------------------

                                       James H. Gilbraith II
                                       Vice President and Managing Director
                                       First Union Direct Bank, N.A.


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